UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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THE INTERGROUP CORPORATION
(Name of Registrant as Specified In Its Charter)

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THE INTERGROUP CORPORATION

12121 WILSHIRE BLVD., SUITE 610

los angeles, California 90025

(310) 889-2500

Notice of annual meeting of shareholders
to be held on FEBRUARY 25, 2020

To the Shareholders of The InterGroup Corporation:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Shareholders of The InterGroup Corporation (“InterGroup” or the “Company”) for the fiscal year ended June 30, 2019, at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 25, 2020, at 2:30 P.M. for the following purposes:

(1)	To elect two Class B directors to serve until the fiscal 2022 Annual Meeting;

(2)	To ratify the retention of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

(3)	To amend Section 1.3 of the 2010 Incentive Plan to extend the term from ten (10) years to sixteen (16) years, and Section 6.4 of the 2010 Incentive Plan to change “tenth (10th) anniversary date” to “twentieth (20th) anniversary date”;

(4)	To approve, in a non-binding vote, the compensation of our named executive officers; and

(5)	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on December 31, 2019, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

The Company’s Annual Report for the fiscal year ended June 30, 2019, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.

By Order of the Board of Directors,

/s/ John V. Winfield
January 27, 2020	John V. Winfield
Los Angeles, California	Chairman of the Board; President and Chief Executive Officer

Your vote is important, whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage pre-paid envelope provided. Please return your proxy even if you plan to attend the Annual Meeting. You may always revoke your proxy and vote in person.

This Proxy Statement is available at www.intgla.com.

i

THE INTERGROUP CORPORATION

12121 WILSHIRE BLVD., SUITE 610

los angeles, California 90025

(310) 889-2500

PROXY STATEMENT

annual meeting of shareholders
to be held on FEBRUARY 25, 2020

The Board of Directors of The InterGroup Corporation (“InterGroup” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement in connection with its fiscal 2019 Annual Meeting of Shareholders to be held on February 25, 2020, or at any adjournments thereof. Only shareholders of record at the close of business on December 31, 2019, are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on December 31, 2019. As of December 31, 2019, there were outstanding 2,299,422 shares of common stock, par value $.01 per share (the “Common Stock”). Of the total 2,299,422 shares outstanding, a majority, or 1,149,711 voting shares will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of the majority of the shares of Common Stock present and represented at the meeting and entitled to vote is required to elect directors, to ratify the retention of the Company’s independent registered public accounting firm, and to ratify or approve the other proposals being voted on at this time.

The proxies named in the accompanying proxy card will vote the shares represented thereby if the proxy appears to be valid on its face, and where a specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted: (1) FOR the election of two Class B directors to serve until the fiscal 2022 Annual Meeting; (2) FOR ratification of the retention of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; (3) FOR approval of the amendments to our 2010 Incentive Plan; and (4) FOR approval of the compensation of executive officers, on a nonbinding advisory basis.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company at least 48 hours before the date and time of our Annual Meeting, execute a proxy with a later date, or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 27, 2020. In some cases, these materials will be mailed to banks and brokers that should forward copies to the persons for whom they hold stock of the Company and to request authority for the execution of proxies. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram, or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the Board of Directors shall consist of not less than five nor more than nine members (subject to any vacancies). The exact number of directors is fixed by the Board prior to each year’s Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one member and not more than three members. Each director is elected to serve for a three-year term and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the directors then in office may continue to exercise the powers of the Board of Directors, and a majority of such directors may select a new director to fill the vacancy, and such replacement director shall serve only until the expiration of the term of the director whose vacancy he is filling. Any director may resign at any time. Any director may be removed with cause by the vote of, or written consent of, the holders of a majority of the shares of Common Stock entitled to then vote at an election of directors at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the directors that such director be removed. A replacement director may be elected at the same special meeting.

The term of current Class B Directors expires at the fiscal 2019 Annual Meeting to be held on February 25, 2020. The Board has proposed Yvonne L. Murphy and William J. Nance as Class B Directors to serve until the Fiscal 2022 Annual Meeting (to be held in 2023) and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to be named as such and are willing to serve as directors if elected. However, if a nominee should be unable or declines to serve, it is intended that the proxies will be voted for such other persons as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the nominee. Election requires a plurality of votes (i.e., for the number of seats available for directors at an Annual Meeting, those directors obtaining the highest number of votes shall be elected to fill those seats).

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Board of Directors (including the nominees), executive officers and secretary of the Company:

Name	Positions with the Company	Age	Term to Expire

Class A Directors:

John V. Winfield (1)(4)(6)(7)	Chairman of the Board; President and Chief Executive Officer	73	Fiscal 2021 Annual Meeting

Jerold R. Babin (3)	Director	87	Fiscal 2021 Annual Meeting

Class B Directors:

Yvonne L. Murphy (1)(5)(7)	Director	62	Fiscal 2019 Annual Meeting

William J. Nance (1)(2)(3)(4)(6)	Director	75	Fiscal 2019 Annual Meeting

Class C Director:

John C. Love (2)(3)(4)(5)(6)(7)	Director	79	Fiscal 2020 Annual Meeting

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Name	Positions with the Company	Age

Executive Officers:

David C. Gonzalez	Vice President Real Estate	52

Danfeng Xu	Treasurer, Controller, and Secretary	33

(1) Member of the Executive Committee

(2) Member of the Administrative and Compensation Committee

(3) Member of the Audit Committee

(4) Member of the Real Estate Investment Committee

(5) Member of the Nominating Committee

(6) Member of the Securities Investment Committee

(7) Member of the Special Strategic Options Committee

Business Experience

The principal occupation and business experience during the last five years for each of the directors and officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company’s Chairman of the Board, President, and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman, and Chief Executive Officer of the Company’s subsidiaries, Santa Fe Financial Corporation (“Santa Fe”) and Portsmouth Square, Inc. (“Portsmouth”), both public companies. Mr. Winfield also served as Chairman of the Board of Comstock Mining Inc. (NYSE MKT: LODE) (“Comstock”), a public company, from June 2011 to September 2015. Mr. Winfield’s extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board’s conclusion that he should serve as a director of the Company.

Jerold R. Babin -- Mr. Babin was first appointed as a director of Portsmouth, a subsidiary of the Company, in February 1996. Mr. Babin was elected to the Board of InterGroup in February 2014. Mr. Babin was a retail securities broker. From 1974 to 1989, he worked at Drexel Burnham, and from 1989 to June 30, 2010, he worked for Prudential Securities (later Wachovia Securities and now Wells Fargo Advisors) where he held the title of First Vice-President. Mr. Babin retired from his position at Wells Fargo advisors in June 2010. Mr. Babin had also served as an arbitrator for FINRA (formerly NASD) for over 20 years. Mr. Babin’s extensive experience in the securities and financial markets, as well as his involvement in the securities and public company regulatory industry, led to the Board’s conclusion that he should serve as a director of the Company.

Yvonne L. Murphy -- Mrs. Murphy was elected to the Board of InterGroup in February 2014 and had served as a director at Portsmouth from March to December 2019. Mrs. Murphy has impressive experiences in corporate management, legal research, and legislative lobbying for over 30 years.  She was a member of Governor Kenny C. Guinn’s executive staff in Nevada and was employed for years by the prestigious Jones Vargas law firm in Reno, Nevada.  She served in nine legislative sessions during the most challenging years in Nevada’s history.  Before starting her lobbying firm, Ms. Murphy worked for RR Partners in its corporate office in Las Vegas, Nevada, and in the Government Affairs Division in Reno. She has a Doctorate and a Master’s in Business Administration from the California Pacific University. Mrs. Murphy’s extensive government affairs and business experience led to the Board’s conclusion that she should serve as a director of the Company.

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William J. Nance -- Mr. Nance is a Certified Public Accountant (“CPA”) and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company’s Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to 2002. Mr. Nance is also a director of Santa Fe and Portsmouth. Mr. Nance also serves as a director of Comstock. Mr. Nance’s extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality management at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Honorary Director of the Hotel and Restaurant Foundation. Mr. Love is also a director of Portsmouth and was on the Board of Santa Fe from 1998 to 2019. Mr. Love’s extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 30 years, Mr. Gonzalez has served in numerous capacities with the Company, including the Controller and Director of Real Estate.

Danfeng Xu – Ms. Xu was appointed as Treasurer and Controller of the Company, Santa Fe, and Portsmouth on October 16, 2017. Effective June 1st, 2018, Ms. Xu was elected as Secretary of the Company, Santa Fe, and Portsmouth. Ms. Xu had served as Controller and other positions, at the Hilton San Francisco Financial District from July 2010 to February 2017. Ms. Xu obtained her Bachelor of Science degree in Business Administration, Accounting and Finance from Ohio State University, and her Master of Professional Accounting, with a concentration in Audit and Assurance from the University of Washington. Ms. Xu has successfully passed all sections of the Uniform Certified Public Accountant Examination.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or a person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

BOARD AND COMMITTEE INFORMATION

InterGroup is a Smaller Reporting Company under the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). The Company’s Common Stock is listed on the Capital Market tier of the NASDAQ Stock Market LLC (“NASDAQ”).

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The Board of Directors of InterGroup currently consists of five members. Except for the Company’s President and CEO, John V. Winfield, all of InterGroup’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules of the SEC and NASDAQ. The independent directors also meet in executive sessions at least twice per year. The Board of Directors held two meetings during the 2019 fiscal year (in person, telephonically or by written consent). No directors, attended (whether in person, telephonically, or by written consent) fewer than 75% of all Board meetings held during the 2019 fiscal year.

Board Leadership Structure

The Chairman of the Board, Mr. Winfield, also serves as the Company’s Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive officer roles is the most appropriate structure for the Company at this time because (i) this structure has had a longstanding history with the Company, which the Board believes has served our shareholders well through many economic cycles and business challenges; (ii) the Board believes Mr. Winfield’s unique business experience and history with the Company makes it appropriate for him to serve in both capacities; and (iii) the Board believes its corporate governance processes and committee structures preserve Board independence by insuring independent discussions among directors and independent evaluation of, and communications with, members of senior management such that separation of the Chairman and Chief Executive Officer roles is unnecessary at this time.

Role of the Board in Oversight of Risk

The Board of Directors does not have a separate risk oversight body but instead manages risk directly. The Board mitigates risk through discussing with management the appropriate level of risk for the Company and evaluating the risk information received by management. These risks include financial, competitive, and operational risks. Further, every quarter, management reports to the Audit Committee regarding the Company’s various risk areas as part of the Audit Committee’s oversight role over financial reporting per the Audit Committee charter. Other committees of the Board of Directors also consider risks within their areas of responsibility.

We do not believe that our compensation policies encourage excessive risk-taking. The design of our compensation policies encourages employees to remain focused on both short-term and long-term financial and operational goals. Our equity awards typically vest over several years, which we believe encourages employees to focus on sustained stock price appreciation over time and the intrinsic value of the Company instead of short-term financial results.

Communications with the Board of Directors

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors, and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders have been administrative and are not directed to the Board of Directors. Any communications to the Board of Directors may be submitted in writing to the following address: Board of Directors, The InterGroup Corporation, 12121 Wilshire Blvd., Suite 610, Los Angeles, CA 90025. If the Company should receive a security holder communication directed to the Board of Directors, or an individual director, said communication would be relayed to the Board of Directors or the individual director as the case may be.

Board Attendance at Annual Meetings of Shareholders

The Company does not have any formal policy with regard to Board members attendance at Annual Meetings of Shareholders but encourages each director to attend such meetings. All of the Company’s directors attended the fiscal 2018 Annual Meeting of Shareholders.

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Committees

The Company has an Executive Committee that meets in place of the Board upon the request of the Chairman of the Executive Committee if time does not permit the entire Board to convene. Mr. Winfield is Chairman of the Executive Committee. The purpose of the Executive Committee is to review time-sensitive, major issues facing the Company until the entire Board can meet and deliberate on such matters. The Executive Committee held two meetings (in person, telephonically or by written consent) during the 2019 fiscal year.

The Company’s Administrative and Compensation Committee (the “Compensation Committee”) is comprised of “independent” members of the Board of Directors. For a director to be considered “independent” by the Board of Directors, he or she must (i) be free of any relationship that, applying the rules of NASDAQ, would preclude a finding of independence, and (ii) not have any material relationship with the Company or any of its affiliates or any of its executive officers. Mr. Nance and Mr. Love were members of the Compensation Committee during the fiscal year 2019. Neither of the members of the Compensation Committee is an executive officer of the Company.  Mr. Nance previously served as the Company’s Chief Financial Officer from 1987 to 1990 and as the Company’s Treasurer from 1987 to 2002.

Mr. Nance serves as Chairman of the Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors the compensation for the Company’s Chief Executive Officer and other executive officers, including equity or performance-based compensation and plans. The Compensation Committee seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Compensation Committee may also make recommendations to the Board of Directors as to the amount and form of director compensation. The Compensation Committee has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Compensation Committee held two meetings (in person, telephonically or by written consent) during the 2019 fiscal year. The Compensation Committee also oversees the Company’s 2010 Omnibus Employee Incentive Plan (the “2010 Incentive Plan”). The Company’s 2008 Restricted Stock Unit Plan (the “2008 RSU Plan”) expired on December 3, 2018.

The Company’s Board of Directors has adopted a written charter for the Compensation Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is posted on the Company’s website at www.intgla.com.

The Company’s Audit Committee is currently comprised of three members: Mr. Nance (Chairperson), Mr. Love and Mr. Babin, each of whom meets the independence requirements of the SEC and NASDAQ. Messrs. Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC based on their qualifications and business experience discussed above. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management’s conduct of the financial reporting process, the annual independent audit of the Company’s financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting, and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee held four meetings during the 2019 fiscal year.

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The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is posted on the Company’s website at www.intgla.com.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Winfield. The Real Estate Investment Committee held one meeting (in person, telephonically or by written consent) during the 2019 fiscal year. The Real Estate Investment Committee reviews and considers potential acquisitions, dispositions, and financings of properties.

The Company’s Nominating Committee is comprised of two “independent” directors as independence is defined by NASDAQ. The Company has not established a charter for the Nominating Committee. The Company has no policy or procedure concerning the consideration of any director candidates recommended by security holders. As a Smaller Reporting Company that has more than 69% of its voting securities controlled by management, the Company has not deemed it appropriate to institute such a policy, since any nominee that is unacceptable to the Board of Directors would be unlikely ever to be elected. There have not been any material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors during the last fiscal year. Mrs. Murphy is the Chairwoman of the Nominating Committee. The Nominating Committee held one meeting during the 2019 fiscal year.

The Company’s Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Securities Investment Committee’s Chairman is Mr. Winfield. The Securities Investment Committee held three meetings (in person, telephonically or by written consent) during the 2019 fiscal year.

Mr. Winfield chairs the Company’s Special Strategic Options Committee. The Special Strategic Options Committee held three meetings during the 2019 fiscal year, and its members also consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company’s strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on the Company’s website at www.intgla.com. The Company will provide to any person without charge, upon request, a copy of its Code of Ethics by sending such request to The InterGroup Corporation, Attn: Treasurer, 12121 Wilshire Blvd., Suite 610, Los Angeles, CA 90025. The Company will promptly disclose any amendments or waivers to its Code of Ethics on Form 8-K and will post such information on its website.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company’s principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company and its subsidiaries for each of the Company’s last two completed fiscal years ended June 30, 2019, and June 30, 2018. There was no non-equity incentive plan compensation or nonqualified deferred compensation earnings. There are currently no employment contracts with executive officers.

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SUMMARY COMPENSATION TABLE

					Other
Name and Position	Fiscal Year	Salary		Bonus	Compensation		Total

John V. Winfield	2019	$844,000	(1)	$-	$64,000	(2)	$908,000
Chairman, President and	2018	$844,000	(1)	$-	$63,000	(2)	$907,000
Chief Executive Officer

David C. Gonzalez	2019	$324,000		$270,000	$-		$594,000
Vice President Real Estate	2018	$324,000		$200,000	$-		$524,000

David T. Nguyen	2019	$-		$-	$-		$-
Treasurer and Controller	2018	$70,000	(3)	$-	$180,000	(4)	$250,000
(Principal Financial Officer, resigned October 2017)

Danfeng Xu	2019	$144,000		$8,000	$-		$152,000	(3)
Treasurer and Controller	2018	$130,000		$6,000	$-		$136,000	(3)
(Principal Financial Officer, effective October 2017)

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company’s subsidiary, Santa Fe, and Santa Fe’s subsidiary, Portsmouth. Mr. Winfield received a salary from Santa Fe and Portsmouth in the aggregate amount of $440,000 from those entities for the fiscal years 2019 and 2018, respectively. The amounts include the director’s fees totaling $12,000 for each year.

(2) Compensation for a portion of the salary of an assistant to Mr. Winfield.

(3) Compensation is allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(4) Includes severance received from the Company’s subsidiary, Santa Fe, in the amount of $90,000. Mr. Nguyen resigned as Treasurer and Controller of the Company, Santa Fe, and Portsmouth effective October 16, 2017, and received $180,000 in total severance pay.

Performance-Based Compensation

For the fiscal year ended June 30, 2019, the independent members of the respective Boards of Directors of the Company and the Company’s subsidiary, Santa Fe and Santa Fe’s subsidiary, Portsmouth, established a performance-based compensation program for the Company’s CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. According to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated over an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated, and paid quarterly based on the results of the Company’s investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until the Company recoups any such investment losses. This performance-based compensation program may be modified or terminated at the discretion of the respective Boards of Directors. No performance-based compensation was earned or paid for fiscal years ended June 30, 2019, or 2018.

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Outstanding Equity Awards at Fiscal Year Ended June 30, 2019

The following table sets forth information concerning option awards and stock awards for each named executive officer that were outstanding as of the end of the Company’s last completed fiscal year ended June 30, 2019. There were no other equity incentive plan awards that were outstanding.

	Option Awards
	Number of		Number of
	securities		securities
	underlying		underlying
	unexercised		unexercised		Option	Option
	options (#)		options (#)		exercise	expiration
Name	exercisable		unexercisable		price $	date

John V. Winfield	100,000	(1)	-		$10.30	3/16/20
John V. Winfield	90,000	(2)	-		$19.77	2/28/22
John V. Winfield	133,195	(3)	-		$18.65	12/26/23

David C. Gonzalez	7,200		10,800	(4)	$27.30	3/2/27

(1) Stock options issued to Mr. Winfield, according to the Company’s 2010 Incentive Plan, are subject to both time, and performance-based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. According to the time vesting requirements, the options vest over five years, with 20,000 options vesting upon each one-year anniversary of the date of grant, March 16, 2010. Under the performance vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for at least ten trading days during any one quarter. As of June 30, 2019, the performance vesting requirements of the options were satisfied.

(2) Stock options issued to Mr. Winfield, according to the Company’s 2010 Incentive Plan, are subject to both time and performance-based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. According to the time vesting requirements, the options vest over five years, with 18,000 options vesting upon each one-year anniversary of the date of grant, February 28, 2012. Under the performance vesting requirements, the options vest in increments of 18,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($19.77) of the options. To satisfy this requirement, the common stock must trade at that increased level for at least ten trading days during any one quarter. As of June 30, 2019, all of these options have met the market vesting requirements.

(3) On December 26, 2013, the Compensation Committee authorized, subject to shareholder approval, a grant of non-qualified and incentive stock options for an aggregate of 160,000 shares (the “Option Grant”) to the Company’s President and Chief Executive Officer, John V. Winfield. Shareholders approved the stock option grant on February 19, 2014. The grant of stock options was made according to, and consistent with the 2010 Incentive Plan, as proposed to be amended. The non-qualified stock options are for 133,195 shares and have a term of ten years, expiring on December 26, 2023, with an exercise price of $18.65 per share. The incentive stock options are for 26,805 shares and have a term of five years, expiring on December 26, 2018, with an exercise price of $20.52 per share. Per the terms of the 2010 Incentive Plan, the exercise prices were based on 100% and 110%, respectively, of the fair market value of the Company’s common stock as determined by reference to the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the date of grant. The stock options are subject to time vesting requirements, with 20% of the options vesting annually commencing on the first anniversary of the grant date. In December 2018, Mr. Winfield exercised the 26,805 vested incentive stock options by surrendering 17,439 shares of the Company’s common stock at fair value as payment of the exercise price, resulting in a net issuance to him of 9,366 shares. No additional compensation expense was recorded related to the issuance.

(4) Mr. Gonzalez’s stock options vest over five years, with 3,600 options vesting upon each one-year anniversary of the date of grant, March 2, 2017.

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Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year.

EQUITY COMPENSATION PLANS

The Company currently has one equity compensation plan, which has been approved by the Company’s stockholders. However, any outstanding stock options issued under the Company’s prior equity compensation plans remain effective per their terms.

The purpose of the Company’s equity compensation plan is to provide a means whereby officers, directors and key employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this plan is to provide a means through which the Company may attract able individuals to become employees or serve as directors of the Company and to provide a means for such individuals to acquire and maintain stock ownership in the Company, thereby strengthening their concern for the welfare of the Company.

The InterGroup Corporation 2008 Restricted Stock Unit Plan

On December 3, 2008, the Board of Directors adopted, subject to shareholder approval, an equity compensation plan for its officers, directors and key employees entitled, The InterGroup Corporation 2008 Restricted Stock Unit Plan (the “2008 RSU Plan”). The 2008 RSU Plan was approved and ratified by the shareholders on February 18, 2009.

The 2008 RSU Plan authorizes the Company to issue restricted stock units (“RSUs”) as equity compensation to officers, directors and key employees of the Company on such terms and conditions established by the Compensation Committee of the Company. RSUs are not actual shares of the Company’s common stock but instead promises to deliver common stock in the future, subject to certain vesting requirements and other restrictions as may be determined by the Committee. Holders of RSUs have no voting rights with respect to the underlying shares of common stock, and holders are not entitled to receive any dividends until the RSUs vest, and the shares are delivered. No awards of RSUs shall vest until at least six months after shareholder approval of the Plan. Subject to certain adjustments upon changes in capitalization, a maximum of 200,000 shares of the common stock are available for issuance to participants under the 2008 RSU Plan. The 2008 RSU Plan will terminate ten (10) years from December 3, 2008, unless terminated sooner by the Board of Directors. After the 2008 RSU Plan is terminated, no awards may be granted, but awards previously granted shall remain outstanding in accordance with the Plan and their applicable terms and conditions.

The shares of common stock to be delivered upon the vesting of an award of RSUs have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. The grant of RSUs is personal to the recipient and is not transferable. Once received, shares of common stock issuable upon the vesting of the RSUs are freely transferable subject to any requirements of Section 16(b) of the Exchange Act. Under the 2008 RSU Plan, the Compensation Committee also has the power and authority to establish and implement an exchange program that would permit the Company to offer holders of awards issued under prior shareholder approved compensation plans to exchange certain options for new RSUs on terms and conditions to be set by the Committee. The exchange program is designed to increase the retention and motivational value of awards granted under prior plans. In addition, by exchanging options for RSUs, the Company will reduce the number of shares of common stock subject to equity awards, thereby reducing potential dilution to stockholders in the event of significant increases in the value of its common stock.

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As of June 30, 2019, there were no RSUs outstanding, and the 2008 RSU Plan expired on December 3, 2018.

The InterGroup Corporation 2010 Omnibus Employee Incentive Plan

On February 24, 2010, the shareholders of the Company approved The Intergroup Corporation 2010 Omnibus Employee Incentive Plan (the “2010 Incentive Plan”), which was formally adopted by the Board of Directors following the annual meeting of shareholders. The Company believes that such awards better align the interests of its employees with those of its shareholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those option awards generally vest based on five years of continuous service. Certain options and share awards provide for accelerated vesting if there is a change in control, as defined in the 2010 Incentive Plan. The 2010 Incentive plan as modified in December 2013, authorizes a total of up to 400,000 shares of common stock to be issued as equity compensation to officers and employees of the Company in an amount and in a manner to be determined by the Compensation Committee in accordance with the terms of the 2010 Incentive Plan. The 2010 Incentive Plan authorizes the awards of several types of equity compensation, including stock options, stock appreciation rights, performance awards, and other stock-based compensation. The 2010 Incentive Plan will expire on February 23, 2020, if not terminated sooner by the Board of Directors upon recommendation of the Compensation Committee. Any awards issued under the 2010 Incentive Plan will expire under the terms of the grant agreement.

The shares of common stock to be issued under the 2010 Incentive Plan have been registered under the Securities Act, pursuant to a registration statement filed on Form S-8 by the Company on June 16, 2010. Once received, shares of common stock issued under the Plan will be freely transferable subject to any requirements of Section 16 (b) of the Exchange Act.

On March 16, 2010, the Compensation Committee authorized the grant of 100,000 stock options to the Company’s Chairman, President, and Chief Executive, John V. Winfield, to purchase up to 100,000 shares of the Company’s common stock pursuant to the 2010 Incentive Plan. The exercise price of the options is $10.30, which is 100% of the fair market value of the Company’s Common Stock as determined by reference to the closing price of the Company’s Common Stock as reported on the NASDAQ Capital Market on March 16, 2010, the date of grant. The options expire ten years from the date of grant unless earlier terminated in accordance with the terms of the 2010 Incentive Plan. The options shall be subject to both time and market based vesting requirements, each of which must be satisfied before options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 20,000 options vesting upon each one-year anniversary of the date of grant. Pursuant to the market vesting requirements, the options vest in increments of 20,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($10.30) of the options. To satisfy this requirement, the common stock must trade at that increased level for at least ten trading days during any one quarter. As of June 30, 2019, all the market vesting requirements have been met.

In February 2012, the Compensation Committee awarded 90,000 stock options to the Company’s Chairman, President, and Chief Executive, John V. Winfield, to purchase up to 90,000 shares of common stock. The per-share exercise price of the options is $19.77, which is the fair value of the Company’s Common Stock as reported on NASDAQ on February 28, 2012. The options expire ten years from the date of the grant. The options are subject to both time and market based vesting requirements, each of which must be satisfied before the options are fully vested and eligible to be exercised. Pursuant to the time vesting requirements, the options vest over a period of five years, with 18,000 options vesting upon each one-year anniversary of the date of grant. Pursuant to the market vesting requirements, the options vest in increments of 18,000 shares upon each increase of $2.00 or more in the market price of the Company’s common stock above the exercise price ($19.77) of the options. To satisfy this requirement, the common stock must trade at that increased level for a period of at least ten trading days during any one quarter. As of June 30, 2019, all of these options have met the market vesting requirements.

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On December 26, 2013, the Compensation Committee authorized, subject to shareholder approval, a grant of non-qualified and incentive stock options for an aggregate of 160,000 shares (the “Option Grant”) to the Company’s President and Chief Executive Officer, John V. Winfield. Shareholders approved the stock option grant on February 19, 2014. The grant of stock options was made pursuant to, and consistent with, the 2010 Incentive Plan, as modified in December 2013. The non-qualified stock options are for 133,195 shares and have a term of ten years, expiring on December 26, 2023, with an exercise price of $18.65 per share. The incentive stock options are for 26,805 shares and have a term of five years, expiring on December 26, 2018, with an exercise price of $20.52 per share. In accordance with the terms of the 2010 Incentive Plan, the exercise prices were based on 100% and 110%, respectively, of the fair market value of the Company’s common stock as determined by reference to the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on the date of grant. The stock options are subject to time vesting requirements, with 20% of the options vesting annually commencing on the first anniversary of the grant date. On December 26, 2018, Mr. Winfield exercised the 26,805 vested incentive stock options by surrendering 17,439 shares of the Company’s common stock at fair value as payment of the exercise price, resulting in a net issuance to him of 9,366 shares. No additional compensation expense was recorded related to that issuance.

In March 2017, the Compensation Committee awarded 18,000 stock options to the Company’s Vice President of Real Estate, David C. Gonzalez, to purchase up to 18,000 shares of common stock. The per-share exercise price of the options is $27.30, which is the fair value of the Company’s Common Stock as reported on NASDAQ on March 2, 2017. The options expire ten years from the date of the grant. Pursuant to the time vesting requirements, the options vest over a period of five years, with 3,600 options vesting upon each one-year anniversary of the date of grant.

Change in Controls Provisions in Equity Compensation Plans

Under the Company’s 2008 RSU Plan and its 2010 Incentive Plan, RSUs, stock options and other incentive awards may vest upon a change in control of the Company in accordance with their respective grant agreements. Outstanding stock options issued pursuant to the Company’s 2010 Incentive Plan will also immediately vest and become exercisable upon a change in control. Except for the foregoing, there are no employment contracts between the Company and its officers or directors or any change in control arrangements.

SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

At its fiscal 2016 Annual Meeting of Shareholders held on March 2, 2017, the Company submitted to its shareholders two proposals regarding executive compensation. The first proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved by the shareholders, having received more than 99% of the shares voted at the meeting in favor of the proposal. The second proposal was to determine, in a non-binding vote, whether a shareholder advisory vote to approve the compensation of the Company’s executive officers should occur every one, two, or three years. The shareholders overwhelmingly voted in favor of three years as the frequency in which the Company should have an advisory vote on executive compensation with more than 89% of the shares voted at the meeting being in favor of three years. The Board of Directors considered the guidance provided by those advisory votes and set three years as the frequency in which it will have a non-binding vote on executive compensation.

The Board of Directors will continue to focus on responsible executive compensation practices that attract, motivate, and retain high-performance executives, reward those executives for the achievement of long-term performance, and support our other executive compensation objectives.

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COMPENSATION OF DIRECTORS

Non-employee directors receive an annual cash retainer in the amount of $12,000. With the exception of members of the Audit Committee, non-employee directors do not receive any additional fees for attending Board or Committee meetings but are entitled to reimbursement of their reasonable expenses to attend such meetings. Members of the Audit Committee are paid a fee of $1,000 per quarter, with the Chair of that Committee to receive $1,500 per quarter. As an executive officer, the Company’s Chairman has elected to forego his annual board fees. Non-employee directors are also eligible for an annual cash payment of $22,000.

The following table sets forth the compensation paid to directors for the fiscal year ended June 30, 2019:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash (1)		Stock Awards	All Other Compensation	Total

John C. Love	$54,000	(2)	-	-	$54,000

William J. Nance	$56,000	(3)	-	-	$56,000

Jerold R. Babin	$44,000	(4)	-	-	$44,000

Yvonne L. Murphy	$35,500	(5)	-	-	$35,500

John V. Winfield	$12,000	(6)	-	-	$12,000

(1) Amounts shown include board retainer fees, committee fees, and meeting fees.

(2) Mr. Love also served as a director of the Company’s subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth.

(3) Mr. Nance also serves as a director of the Company’s subsidiaries, Santa Fe and Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth.

(4) Mr. Babin also serves as a director of the Company’s subsidiary, Portsmouth. Amounts shown include $6,000 in regular board fees paid by Portsmouth.

(5) Mrs. Murphy also served as a director of the Company’s subsidiary, Portsmouth. Amounts shown include $1,500 in regular board fees paid by Portsmouth.

(6) As Chief Executive Officer, the Company’s Chairman, John V. Winfield, was not paid any board, committee, or meeting fees by the Company. Mr. Winfield did receive a total of $12,000 in regular board fees from the Company’s subsidiaries.

Change in Control or Other Arrangements

Except for the preceding, there are no other arrangements for compensation of directors, and there are no employment contracts between the Company and its directors or any change in control arrangements.

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COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3 and 4 and amendments thereto filed with the SEC or furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto filed with the SEC or furnished to the Company with respect to its most recent fiscal year, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company knows of no Form 4 not filed on a timely basis. All other filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with during the fiscal year ended June 30, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2019, certain information with respect to the beneficial ownership of Common Stock of the Company owned by (i) each director and each of the named executive officers and (ii) all directors and executive officers as a group. The Company knows of no persons or groups which own more than five percent of the outstanding shares of Common Stock. Unless otherwise indicated, the business address for each director and named executive officer is 12121 Wilshire Blvd., Suite 610, Los Angeles, CA 90025.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

John V. Winfield	1,721,468 (3)	65.5%

William J. Nance	47,946	1.8%

John C. Love	19,161	*

David C. Gonzalez	33,969 (4)	1.3%

Jerold R. Babin	2,282	*

Yvonne L. Murphy	2,282	*
All Directors and Executive Officers as a Group (6 persons)	1,827,108	69.5%

* Ownership does not exceed 1%.

(1) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated based on 2,299,422 shares of Common Stock outstanding on December 31, 2019, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes 323,195 shares that Mr. Winfield has a right to acquire pursuant to vested stock options.

(4) Includes 7,200 shares that Mr. Gonzalez has a right to acquire pursuant to vested stock options.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 30, 1998, the Company’s Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company’s President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, Mr. Winfield, Santa Fe, and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of Mr. Winfield and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe’s subsidiary, Portsmouth, have established performance-based compensation programs for Mr. Winfield’s management of the securities portfolios of those companies. The performance-based compensation program was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries. No performance bonus compensation was paid to Mr. Winfield for the fiscal years ended June 30, 2019, and 2018.

Director Independence

The Common Stock is listed on the NASDAQ Capital Market tier of NASDAQ. InterGroup is a Smaller Reporting Company under the rules and regulations of the SEC. The Board of Directors of InterGroup currently consists of five members. With the exception of the Company’s President and CEO, John V. Winfield, all of InterGroup’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules of the SEC and NASDAQ. There are no members of the Company’s compensation, nominating, or audit committees that do not meet those independence standards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF YVONNE L. MURPHY AND WILLIAM J. NANCE AS CLASS B DIRECTORS OF THE COMPANY.

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PROPOSAL NO. 2

RATIFICATION OF THE RETENTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of Moss Adams LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR FILING WITH THE SEC UNDER THE SECURITIES ACT OR THE EXCHANGE ACT OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee primary duties and responsibilities are to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; appoint and approve the compensation of the Company’s independent registered public accounting firm; review and appraise the audit efforts of the Company’s independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During the fiscal year ended June 30, 2017, the Company retained Hein & Associates LLP (“Hein”) as its independent registered public accounting firm to provide audit and audit-related services. Effective November 16, 2017, Hein combined with Moss Adams LLP (“Moss Adams”). As a result of this transaction, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s audit committee approved the engagement of Moss Adams as the new independent registered public accounting firm for the Company. All fees and expenses paid to Hein and Moss Adams were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with Hein and Moss Adams, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with Hein and Moss Adams also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the U.S. Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has also received written disclosures and letters from Hein and Moss Adams, as required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, which was also discussed with Hein and Moss Adams.

Based on the Audit Committee’s review of the audited financial statements, and the review and discussions with management and Hein and Moss Adams referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, for filing with the Securities and Exchange Commission.

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THE AUDIT COMMITTEE:
WILLIAM J. NANCE, CHAIRPERSON
JOHN C. LOVE

JEROLD R. BABIN

Audit Fees

On November 16, 2017, the Audit Committee appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2018. Prior to the appointment of Moss Adams, Hein & Associates LLP (“Hein”) provided services in connection with the review of the Company’s quarterly financial statements for the three months ended September 30, 2017.

The aggregate fees billed for each of the last two fiscal years ended June 30, 2019, and 2018 for professional services rendered by the Company’s independent registered public accounting firms are outlined in the tables below. These fees were billed for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q reports, and services provided in connection with statutory and regulatory filings and engagements for those fiscal years.

	Fiscal Year
	2019	2018

Audit fees - Moss Adams	$255,000	$240,000
Audit fees - Hein	-	32,000
Tax fees - Moss Adams	82,000	43,000

TOTAL:	$337,000	$315,000

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimis exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE RETENTION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3

AMENDMENTS TO OUR 2010 INCENTIVE PLAN

As currently drafted our 2010 Incentive Plan terminates in February 2020 and only provides for terms of options of no longer than 10 years. The Board has approved amendments which would amend Section 1.3 of the 2010 Incentive Plan to extend the term from ten (10) years to sixteen (16) years, and Section 6.4 of the 2010 Incentive Plan to change “tenth (10th) anniversary date” to “twentieth (20th) anniversary date”. This would increase the term of the Plan to 20 years (expiring in February 2030 instead of February 2020) and also permit the existence of options with a term longer than ten years.

The purpose of the amendment to the term is to extend its existence as our only equity incentive plan. The purpose of amendment of the allowable term of options is so that the Board may extend the term of the 100,000 options granted to John Winfield on March 16, 2010 from ten years to sixteen years so that these options will terminate on March 16, 2026 instead of on March 16, 2020, in recognition of Mr. Winfield’s contributions to and leadership of our Company. Upon approval of these amendments by the shareholders, our Board of Directors intends to extend the term of Mr. Winfield’s options as described in this paragraph.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO OUR 2010 INCENTIVE PLAN.

PROPOSAL NO. 4

NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR

EXECUTIVE OFFICERS

SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enable our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

For the reasons stated below, we are requesting your approval of the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The compensation of our named executive officers and our compensation philosophy policies are comprehensively described in the tables (including all footnotes) and narrative disclosure included in this proxy statement.

The Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2019, the Board of Directors believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk-taking.

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Neither the approval nor the disapproval of this resolution will be binding on the Board of Directors or us or will be construed as overruling a decision by the Board of Directors or us. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board of Directors or us. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

The following table sets forth information as of June 30, 2019, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, aggregated as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Remaining available for future issuance under equity compensation plans - excluding securities reflected in column (a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	341,195	$16.95	32,000

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	341,195	$16.95	32,000

(a) There were 341,195 stock options outstanding as of June 30, 2019.

(b) Reflects the weighted-average exercise price of all outstanding options.

(c) As of June 30, 2019, there were 32,000 shares available for future issuance under the 2010 Omnibus Employee Incentive Plan.

OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.

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SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2020 Annual Meeting of Shareholders will be held on February 25, 2021. Shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the fiscal 2020 Annual Meeting of Shareholders must be received by the Company not less than 120 calendar days before the one-year anniversary of the date that this proxy statement is mailed. However, if the date of the fiscal 2020 Annual Meeting of Shareholders is changed by more than 30 days from the date of the fiscal 2019 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials. In addition, all proposals must comply with the provisions of the Company’s charter and bylaws and Rule 14a-8 adopted under Section 14(a) of the Exchange Act. Any proposals must be submitted in writing to the following address: Corporate Secretary, The InterGroup Corporation, 12121 Wilshire Blvd., Suite 610, Los Angeles, CA 90025. It is suggested that the proposal be submitted by certified mail – return receipt requested.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report for the fiscal year ended June 30, 2019, accompanies this proxy statement but is not deemed a part of the proxy solicitation material. A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2019, as required to be filed with the SEC, excluding exhibits, will be mailed to shareholders without charge upon written request to John V. Winfield, President, The InterGroup Corporation, 12121 Wilshire Blvd., Suite 610, Los Angeles, CA 90025. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the Common Stock on December 31, 2019. The Company’s Form 10-K and other public filings are also available on the Company’s website at www.intgla.com and through the SEC’s website www.sec.gov.

By Resolution of the Board of Directors

THE INTERGROUP CORPORATION

/s/ John V. Winfield
John V. Winfield
Chairman of the Board; President and Chief Executive Officer

Dated: January 27, 2020

            Los Angeles, California

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ANNUAL MEETING OF SHAREHOLDERS OF

THE INTERGROUP CORPORATION

February 25, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.intgla.com

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20233030000000000000 4 022520

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two Class B Directors to serve until the fiscal 2022 Annual Meeting; or, if earlier, until his or her successor shall have been duly elected and qualified;

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
○ Yvonne L. Murphy
○ William J. Nance

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees in Proposal 1 and FOR Proposals 2-4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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THE INTERGROUP CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on February 25, 2020 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 27, 2020; (b) appoints John V. Winfield and William J. Nance, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on December 31, 2019 at the Annual Meeting of Shareholders to be held on February 25, 2020 or at any adjournment thereof.

(Continued and to be signed on the reverse side)

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